Other Assets (Tables)	12 Months Ended
Dec. 31, 2022
Text Block 1 [Abstract]
Summary of Detailed Information About Other Assets

December 31,	2022	2021

Investment in associates and joint ventures	$34,977	$27,064

Long-term receivables 1	34,127	24,172

Prepaid deposits	13,972	79

Total other assets	$83,076	$51,315

1	Included in long-term receivables are preferred shares in the amount of $28.0 million (December 31, 202 1 – $24.2 million). The full amount was settled subsequent to the end of the year.